UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 29, 2007 (November 28, 2007)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Effective November 28, 2007, Chesapeake Energy Corporation (the “Company”) completed an offer to exchange each outstanding share of its 5.00% Cumulative Convertible Preferred Stock (Series 2005), par value $0.01 per share (the “5.00% Preferred Stock”), for shares of the Company’s Common Stock, par value $0.01 per share. The Company issued 19,038,891 shares of Common Stock in exchange for 4,535,880 shares of the 5.00% preferred stock, representing 98.6% or $453.6 million of the aggregate liquidation value of the Company’s 5.00% preferred stock. The transaction closed on November 28, 2007 and the 4,535,880 shares of preferred stock were retired upon receipt. The issuance of shares of common stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act.

Effective November 28, 2007, the Company also completed an offer to exchange each outstanding share of its 6.25% Mandatory Convertible Preferred Stock, par value $0.01 per share (the “6.25% Preferred Stock”), for shares of the Company’s Common Stock, par value $0.01 per share. The Company issued 17,367,823 shares of Common Stock in exchange for 2,156,184 shares of the 6.25% preferred stock, representing 93.7% or $539.0 million of the aggregate liquidation value of the Company’s 6.25% preferred stock. The transaction closed on November 28, 2007 and the 2,156,184 shares of preferred stock were retired upon receipt. The issuance of shares of common stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation.

Effective November 27, 2007, the Company filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 4,535,880 shares of its 5.00% Cumulative Convertible Preferred Stock (Series 2005), par value $0.01 per share. Such shares of 5.00% Preferred Stock were acquired by the Company as the result of the exchange offer described under Item 3.02 to exchange its common stock for the 4,535,880 shares of 5.00% Preferred Stock. The Certificate of Elimination is attached hereto as Exhibit 3.1.1.

Effective November 27, 2007, the Company also filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 2,156,184 shares of its 6.25% Mandatory Convertible Preferred Stock, par value $0.01 per share. Such shares of 6.25% Preferred Stock were acquired by the Company as the result of the exchange offer described under Item 3.02 to exchange its common stock for the 2,156,184 shares of 6.25% Preferred Stock. The Certificate of Elimination is attached hereto as Exhibit 3.1.2.

Section 9 – Financial Statements and Exhibits
Item 9.01 Final Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Document Description

3.1.1	Certificate of Elimination dated November 27, 2007- 5.00% Cumulative Convertible Preferred Stock (Series 2005)

3.1.2	Certificate of Elimination dated November 27, 2007- 6.25% Mandatory Convertible Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby Senior Vice President, Treasurer & Corporate Secretary

Date:	November 29, 2007

EXHIBIT INDEX
Exhibit No.	Document Description

3.1.1	Certificate of Elimination dated November 27, 2007- 5.00% Cumulative Convertible Preferred Stock (Series 2005)

3.1.2	Certificate of Elimination dated November 27, 2007- 6.25% Mandatory Convertible Preferred Stock

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